EXHIBIT 19
                               POWER OF ATTORNEY

                                POWER OF ATTORNEY


        I, the undersigned member of the Board of Trustees of Phoenix Asset Reserve, hereby constitute and appoint Philip R. McLoughlin and Patricia O. McLaughlin as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Asset Reserve and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        WITNESS my hand and seal on the date set forth below.






June 6, 1995               /s/ Lowell P. Weicker, Jr., Trustee

                             Lowell P. Weicker, Jr.




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                                POWER OF ATTORNEY


        I, the undersigned member of the Board of Trustees of Phoenix Asset Reserve, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Asset Reserve and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        WITNESS my hand and seal on the date set forth below.






   , 1996                       _________________________, Trustee
                                Everett L. Morris




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                                POWER OF ATTORNEY


        I, the undersigned member of the Board of Trustees of The Phoenix Edge Series Fund, hereby constitute and appoint Philip R. McLoughlin and Patricia O. McLaughlin as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to The Phoenix Edge Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        WITNESS my hand and seal on the date set forth below.







___________________, 1995    ___________________________________,
Trustee                      Lowell P. Weicker, Jr.





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


                                POWER OF ATTORNEY


        I, the undersigned member of the Board of Directors of Phoenix California Tax Exempt Bonds, Inc., hereby constitute and appoint Philip R. McLoughlin and Patricia O. McLaughlin as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix California Tax Exempt Bonds, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        WITNESS my hand and seal on the date set forth below.







___________________, 1995    ___________________________________,
Director                     Lowell P. Weicker, Jr.





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                                POWER OF ATTORNEY


        I, the undersigned member of the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Patricia O. McLaughlin as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Fixed Income Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        WITNESS my hand and seal on the date set forth below.





___________________, 1995    ___________________________________,
Director                     Lowell P. Weicker, Jr.



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                                POWER OF ATTORNEY


        I, the undersigned member of the Board of Trustees of Phoenix Equity Opportunities Fund, hereby constitute and appoint Philip R. McLoughlin and Patricia O. McLaughlin as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Equity Opportunities Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        WITNESS my hand and seal on the date set forth below.





___________________, 1995    ___________________________________,
Trustee                      Lowell P. Weicker, Jr.



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

                                POWER OF ATTORNEY


        I, the undersigned member of the Board of Trustees of Phoenix Income and Growth Fund, hereby constitute and appoint Philip R. McLoughlin and Patricia O. McLaughlin as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Income and Growth Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        WITNESS my hand and seal on the date set forth below.





___________________, 1995    ___________________________________,
Trustee                      Lowell P. Weicker, Jr.



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                                POWER OF ATTORNEY


        I, the undersigned member of the Board of Directors of Phoenix Total Return Fund, Inc., hereby constitute and appoint Philip R. McLoughlin and Patricia O. McLaughlin as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Total Return Fund, Inc., and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        WITNESS my hand and seal on the date set forth below.





___________________, 1995    ___________________________________,
Director                     Lowell P. Weicker, Jr.



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

                                POWER OF ATTORNEY


        I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Patricia O. McLaughlin as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        WITNESS my hand and seal on the date set forth below.



___________________, 1995    ___________________________________,
Trustee                      Lowell P. Weicker, Jr.



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


                                POWER OF ATTORNEY


        I, the undersigned member of the Board of Trustees of Phoenix Multi-Portfolio Fund, hereby constitute and appoint Philip R. McLoughlin and Patricia O. McLaughlin as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Portfolio Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        WITNESS my hand and seal on the date set forth below.







June 6, 1995                                /s/ Lowell P. Weicker, Jr., Trustee
                                            ------------------------------------
                                            Lowell P. Weicker, Jr.



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

                                POWER OF ATTORNEY


        I, the undersigned member of the Board of Trustees of Phoenix Worldwide Opportunities Fund, hereby constitute and appoint Philip R. McLoughlin and Patricia O. McLaughlin as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Worldwide Opportunities Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        WITNESS my hand and seal on the date set forth below.



___________________, 1995    ___________________________________,
Trustee                      Lowell P. Weicker, Jr.




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